ORGANIZED UNDER THE LAWS OF THE STATE OF TEXAS



                                REGENETECH, INC.
COMMON STOCK
  THE CORPORATION IS AUTHORIZED TO ISSUE 10,000,000 SHARES COMMON STOCK - NO PAR VALUE


THIS CERTIFIES THAT ________________________________is the owner of
_________________________________________fully paid and non-assessable Shares

                     OF THE COMMON STOCK OF REGENETECH, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized
Attorney upon surrender of this Certificate properly endorsed.
     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly
Authorized officers and to be sealed with the Seal of the Corporation.

Dated  ____________________

________________________                                ______________________
SECRETARY                                               PRESIDENT



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

   TEN COM - as tenants in common     UNIF GIFT MIN ACT - _______
                                      Custodian  __________(Minor)

   TEN ENT - as tenants by the entireties   under Uniform Gifts
                                            to Minors Act _______________(State)
   JT TEN - as joint tenants with right of survivorship and not as tenants in common

For value received, the undersigned hereby sells, assigns and transfers unto

Name ____________________________________

Address __________________________________

        __________________________________

Social Security or Tax I.D. No. _______________

_________Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints ________________________

_______________________________________________________________________Agent to
transfer the said
Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________________

In presence of
___________________________________________

____________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.

The shares represented by this certificate have not been registered under the Securities Act of 1933 (the Act), as amended, and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Corporation.